EXHIBIT 1.1

ANNEX I

Deutsche Telekom International Finance B.V.

Deutsche Telekom AG

Debt Securities

Underwriting Terms

From time to time Deutsche Telekom International Finance B.V., a private company with limited liability incorporated under the laws of the Netherlands, with its corporate seat at Amsterdam, the Netherlands (the “Company”), and Deutsche Telekom AG, a private law stock corporation organized under the laws of the Federal Republic of Germany (“Telekom” or the “Guarantor”) propose to enter into one or more Pricing Agreements (each a “Pricing Agreement”) and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of their debt securities (the “Securities”) specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the “Designated Securities”).

The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to either the indenture dated as of July 6, 2000 (the “Base Indenture”), as amended and supplemented by the first supplemental indenture, dated as of November 9, 2007, among the Company, the Guarantor, Deutsche Bank Trust Company Americas, as successor trustee (including any subsequent successor trustee, the “Trustee”), Citibank, N.A. and Citibank N.A., London Branch, as predecessor trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Finance Indenture”) (in the case of Securities issued by the Company), or (in the case of Securities issued by the Guarantor) the indenture between Telekom and Citibank, N.A., dated as of July 6, 2000, as amended and supplemented by the Supplemental Indenture (the “Telekom Indenture” and together with the Finance Indenture, the “Indentures”).  Pursuant to the Finance Indenture, the Guarantor will guarantee the payment of all amounts owing by the Company with respect to the Securities and a guarantee of the Guarantor (“Guarantee”) will be endorsed on each Security issued by the Company.

1.    Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”).  The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. These Underwriting Terms shall not be construed as an obligation of the Company or Telekom to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities.  The obligation of the Company or Telekom to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein.  Each Pricing Agreement shall specify the issuer of such Designated Securities, the aggregate principal amount of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor.  The Pricing Agreement shall also specify (to the extent not set forth in the Indentures and the registration statement and prospectus with respect thereto) the terms of such Designated Securities.  A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under the Underwriting Terms and each Pricing Agreement shall be several and not joint.

2.     Each of the Company and the Guarantor jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

(a) A registration statement on Form F-3 (File No. 333-) (the “Registration Statement”) in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”); the Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Registration Statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, became effective upon filing; and no stop order suspending the effectiveness of the Registration Statement, any post-effective amendment thereto or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by either the Company or the Guarantor (the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date of the applicable Pricing Agreement relating to the Designated Securities, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Registration Statement, including all exhibits thereto and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B under the Act to be part of the Registration Statement, each as amended at the time such part of the Registration Statement became effective or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented (by any Preliminary Prospectus or otherwise), immediately prior to the Applicable Time (as defined in the applicable Pricing Agreement with respect to the Designated Securities), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Designated Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Designated Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus”, as defined in  Rule 433 under the Act relating to the Designated Securities is hereinafter called an “Issuer Free Writing Prospectus”);

(b) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use therein;

(c) The Pricing Prospectus as supplemented by the final term sheet prepared and filed pursuant to Section 5(a) hereof and any Issuer Free Writing Prospectus listed in Schedule V to the applicable Pricing Agreement (collectively, the “Pricing Disclosure Package”) as of the Applicable Time (as defined in the applicable Pricing Agreement), did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus agreed pursuant to Section 6(a)(i) hereof and listed on Schedule III(a) to the applicable Pricing Agreement does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and, taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and neither the Company nor the Guarantor have used any Issuer Free Writing Prospectuses other than those listed on Schedule III(a) and Schedule V to the applicable Pricing Agreement; provided however, that this representation and warranty shall not apply to statements or omissions made in the Pricing Disclosure Package or an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use therein;

(d) The documents incorporated by reference in the Pricing Prospectus and Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use therein; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of the Pricing Agreement and prior to the execution of the Pricing Agreement, except as set forth on Schedule III(b) to the Pricing Agreement;

(e) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use therein;

(f) Since the date of the latest audited financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Pricing Prospectus and since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change, in or affecting the shareholders’ equity, results of operations or financial position of the Guarantor and its subsidiaries taken as a whole otherwise than as set forth or contemplated in the Pricing Prospectus;

(g) The Guarantor is a stock corporation (Aktiengesellschaft) duly incorporated and validly existing under the laws of the Federal Republic of Germany; the Company is a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) duly incorporated and validly existing under the laws of the Netherlands; each of T-Mobile USA, Inc., T-Mobile Deutschland GmbH, T-Systems Enterprise Services GmbH and T-Systems Business Services GmbH (each a “Material Subsidiary” and together the “Material Subsidiaries”) is a corporation duly incorporated and validly existing under the laws of its formation; each of the Company and the Guarantor has the power and authority to own, lease and operate its properties and to conduct its Business and each subsidiary has the power and authority to own, lease and operate its properties and to conduct its business, as currently conducted and described in the prospectus (the “Business”), except insofar as the failure to have such power and authority does not have a material adverse effect on the Business or financial position of the Guarantor and its subsidiaries, taken as a whole;

(h) Each of the Company and the Guarantor has an authorized capitalization as set forth in the Pricing Prospectus and the Prospectus, and all of the issued shares of capital stock of each of the Company and the Guarantor have been duly and validly authorized and issued and are fully paid; and there are no restrictions on subsequent transfers of the Securities under the laws of, in the case of the Company, the Netherlands, in the case of the Guarantor, the Federal Republic of Germany and, in both cases, the United States;

(i) The Securities have been duly authorized by the Company and Telekom, and, when Designated Securities are issued and delivered pursuant to the Underwriting Terms and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company or Telekom, as the case may be, entitled to the benefits provided by the Finance Indenture or the Telekom Indenture, as the case may be, which will be substantially in the forms filed as exhibits to the Registration Statement; the Guarantees have been duly authorized by the Guarantor, and, when Designated Securities of the Company are issued and delivered pursuant to the Underwriting Terms and the Pricing Agreement with respect to such Designated Securities, the Guarantees will have been duly endorsed thereon and will constitute valid and legally binding obligations of the Guarantor with respect to such Designated Securities, enforceable in accordance with their terms; the Indentures have been duly authorized by the Company and the Guarantor and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indentures will constitute valid and legally binding instruments of the Company as to the Finance Indenture and the Guarantor, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indentures conform, and the Designated Securities and the Guarantees will conform, to the respective descriptions thereof contained in the Pricing Disclosure Package and the Prospectus with respect to such Designated Securities;

(j) The issue and sale of the Securities and the compliance by the Company and the Guarantor, as applicable, with all of the provisions of the Securities, the Guarantee, the Finance Indenture, the Telekom Indenture, the Underwriting Terms and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated:

(i)           will not conflict with, or result in a violation of the provisions of, or constitute a default under, any agreement or instrument to which the Company, the Guarantor or any of the subsidiaries is a party or by which any of them is bound or to which any of their assets is subject, or any license, permit or authorization held by or issued to the Company, the Guarantor or any of the subsidiaries which conflict, violation or default would have a material adverse effect on the Business or financial position of the Guarantor and its subsidiaries, taken as a whole;

(ii)           will not result in any violation of the Articles of Incorporation or other governing documents of the Company, the Guarantor or any of the subsidiaries or any provision of law, judgment or decree of any Governmental Authority (as defined below) which violation would have a material adverse effect on the sale of the Securities, the performance of the Guarantee or the Business or financial position of the Guarantor and its subsidiaries, taken as a whole;

(iii)           do not require any consent, authorization, order, registration or qualification (each a “Governmental Authorization”) of or with any court or governmental, regulatory or stock exchange authority having jurisdiction over the Company, the Guarantor or any Material Subsidiary or any of their respective assets, or over the offer and sale of the Securities (each a “Governmental Authority”), except such Governmental Authorizations that have been duly obtained and which are in full force and effect and copies of which have been furnished to the Underwriters;

(k) Other than as set forth in the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company, the Guarantor or any subsidiary is a party or of which any asset of the Company, the Guarantor or any subsidiary is the subject which, if determined adversely to the Company, the Guarantor or such subsidiary, would individually or in the aggregate have a material adverse effect on the consolidated financial position shareholders’ equity or results of operations of the Guarantor and its subsidiaries taken as a whole; and, to the best of Guarantor’s knowledge, no such proceedings are threatened or contemplated by any Governmental Authority or threatened by others;

(l) Neither the Company nor the Guarantor is or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(m) (A)(i) At the time of the most recent amendment to the Registration Statement for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (ii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company, the Guarantor or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, neither the Company nor the Guarantor was an “ineligible issuer” as defined in Rule 405 under the Act;

(n) No Governmental Authorization of or with any Governmental Authority is required to effect payments of principal, premium, if any, and interest on the Securities;

(o) All interest on the Securities may, under the current law and regulations applicable in the Netherlands and the Federal Republic of Germany, be paid in the currency specified for payment in the Pricing Agreement that may be freely transferred out of the Netherlands and the Federal Republic of Germany; except as described in the Pricing Prospectus, such interest will not be subject to withholding or other taxes under the laws applicable in the Netherlands and the Federal Republic of Germany and is otherwise free of any other tax, withholding or deduction in the Netherlands and the Federal Republic of Germany and without the necessity of obtaining any Governmental Authorization (as defined below) in the Netherlands or the Federal Republic of Germany;

(p) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the Netherlands or the Federal Republic of Germany or any political subdivision or taxing authority thereof or therein in connection with (A) the issuance, sale and delivery by the Company or Telekom as the case may be, to or for the respective accounts of the Underwriters of the Securities or (B) the sale and delivery outside the Netherlands and the Federal Republic of Germany by the Underwriters of the Securities to the initial purchasers thereof;

(q) The Company, the Guarantor and each subsidiary have all licenses, franchises, permits, authorizations, approvals and orders and other concessions, including those of and from all Governmental Authorities, that are necessary to own or lease their properties and conduct their respective Businesses and that are material to the Guarantor and its subsidiaries taken as a whole;

(r) None of the Company, the Guarantor or any subsidiary has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

(s) The consolidated financial statements included in the Prospectus present fairly, in all material respects, the consolidated financial position as of the respective dates and the consolidated results of operations and cash flows for the respective periods covered thereby of the Guarantor and have been prepared in accordance with international financial reporting standards (“IFRS”) and such standards have been applied on a consistent basis throughout the respective periods involved, except as stated in the Prospectus;

(t) PricewaterhouseCoopers Aktiengesellschaft Wirtschaftsprüfungsgesellschaft and Ernst & Young AG Wirtschaftsprüfungsgesellschaft Steuerberatungsgesellschaft, who have certified certain financial statements of the Guarantor and its subsidiaries, and who have audited the Guarantor’s internal control over financial reporting, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(u) The Guarantor maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that is effective; and

(v) The Guarantor maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) and such disclosure controls and procedures are effective.

3.     Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Pricing Prospectus and Prospectus.

4.     Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company or Telekom, as the case may be, shall be delivered by or on behalf of the Company or Telekom, as the case may be, to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company or Telekom, as the case may be, at least forty-eight hours in advance, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company or Telekom, as the case may be, may agree upon in writing, such time and date being herein called the “Time of Delivery” for such Securities.

5.     Each of the Company and the Guarantor jointly and severally agree with each of the several Underwriters of any Designated Securities:

(a)           To prepare the Prospectus in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act within the time period prescribed; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or the Prospectus after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities which shall be reasonably disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to prepare a final term sheet pursuant to Rule 433(d) under the Act and file the same within the time required by such Rule (such final term sheet to be attached as Schedule VI to the applicable Pricing Agreement); to file promptly all other material required to be filed by the Company or the Guarantor with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports required to be filed by the Guarantor pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of such Securities, to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b)           Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions in the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company and the Guarantor shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)           If by the later of (i) the Time of Delivery and (ii) three months prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of an automatic shelf registration statement relating to the Securities any Underwriter has given notice to Telekom that any Designated Securities remain unsold by the Underwriters, Telekom will file as promptly as reasonably practicable thereafter, if it has not already done so and is eligible to do so, a new shelf registration statement covering such Designated Securities, in a form satisfactory to the Representatives and will use its best efforts to cause such registration statement (if not an automatic shelf registration statement) to be declared effective within 180 days after the Renewal Deadline; provided, however, that Telekom shall not have any such filing obligation unless (i) the Representatives shall have given notice at the Time of Delivery that Designated Securities remain unsold by the Underwriters, and (ii) the Representatives give renewed notice of any unsold Designated Securities at least once every month thereafter as long as any of the Designated Securities remain unsold.  Telekom will take all other action necessary or appropriate to permit the public offering and sale of the Designated Securities to continue as contemplated in the expired registration statement relating to the Designated Securities. References herein to the registration statement relating to the Designated Securities shall include such new automatic shelf registration statement or such other new shelf registration statement, as the case may be;

(d)           Prior to 12:00 noon, New York City time, on the second New York Business Day next succeeding the date of the Pricing Agreement for such Designated Securities and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time in connection with the offering or sale of such Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

(e)           To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Guarantor (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(f)           During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company and the Guarantor by the Representatives, and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or the Guarantor which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities and are offered primarily in the same market as such Designated Securities are primarily offered, without the prior written consent of the Representatives, not to be unreasonably withheld;

(g)           To use the net proceeds received by it from the sale of the securities in the manner specified in the Pricing Prospectus and the Prospectus under the caption “Use of Proceeds”; and

(h)           To use reasonable efforts to cause the Designated Securities to be listed on the exchange, if any, identified in the applicable Pricing Agreement.

6.

(a)

(i)                Each of the Company and the Guarantor jointly and severally represents and agrees that, other than a final term sheet prepared and filed pursuant to Section 5(a) hereof, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act;

(ii)                Each Underwriter represents and agrees that, without the prior consent of the Company and Telekom and the Representatives, other than one or more term sheets relating to the Securities containing customary information and conveyed to purchasers of the Securities, it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus required to be filed under Rule 433 under the Act; and

(iii)                Any such free writing prospectus, the use of which has been consented to by the Company, Telekom and the Representatives (including the final term sheet prepared and filed pursuant to Section 5(a) hereof), is listed on Schedule III(a) to the Pricing Agreement;

(b)           The Company and Telekom have complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

(c)           The Company and Telekom agree that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company or Telekom will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company or Telekom by an Underwriter of Designated Securities through the Representatives expressly for use therein;

7.     Each of the Company and the Guarantor jointly and severally covenants and agrees with the several Underwriters that the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the counsel and accountants to the Company and the Guarantor in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, the Underwriting Terms, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, excluding the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) other than the fees and disbursements of counsel for the Underwriters, any filing fees incident to, and in connection with, any required review by the Financial Industry Regulatory Authority of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; (viii) all expenses and taxes arising as a result of the issuance, sale and delivery of the Securities, of the sale and delivery outside of the Netherlands and the Federal Republic of Germany of the Securities by the Underwriters to the initial purchasers thereof in the manner contemplated under the Underwriting Terms, including, in any such case, any income, capital gains, withholding, transfer or other tax asserted against an Underwriter under the laws of the Netherlands and the Federal Republic of Germany solely by reason of the purchase and sale of the Securities pursuant to the Underwriting Terms and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.  It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

8.   The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and the Guarantor in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct in all material respects, the condition that the Company and the Guarantor shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)           The Prospectus in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; the final term sheet contemplated by Section 5(a) hereof, and any other material required to be filed pursuant to Rule 433 under the Act shall have been filed within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus, any Preliminary Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b)           U.S. Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions dated the Time of Delivery for such Designated Securities, with respect to the matters covered in paragraphs (i), (ii), (iii), (iv) and (x) of subsection (f) below as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)           If the Pricing Agreement relates to Securities issued by the Company, Dutch Counsel for the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

(i)           The Company is a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated and existing under the laws of the Netherlands, with power and authority to enter into and perform its obligations under the Finance Indenture, the Underwriting Terms and the Pricing Agreement relating to the Designated Securities and to issue and perform its obligations under the Designated Securities;

(ii)           The Pricing Agreement (including the Underwriting Terms) with respect to the Designated Securities has been duly authorized, executed and delivered by the Company and, insofar as Dutch law is concerned, constitute valid and binding obligations of the Company;

(iii)           The Finance Indenture has been duly authorized, executed and delivered by the Company and, insofar as Dutch law is concerned, constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(iv)           The Securities to be issued by the Company have been duly authorized by the Company and the Designated Securities issued and delivered pursuant to the Pricing Agreement (including the Underwriting Terms) with respect to such Designated Securities has been duly executed, issued and delivered by the Company and, insofar as Dutch law is concerned, constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Finance Indenture;

(v)           The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities (including without limitation the payment of principal, premium, if any, and interest thereon), the Finance Indenture, and any Pricing Agreement (including the Underwriting Terms), and the consummation of the transactions herein and therein contemplated:

                        (A) will not result in any violation of the Articles of Incorporation or other governing documents of the Company or any provision of Dutch law;

                        (B) do not require any Governmental Authorization of or with any Governmental Authority of the Netherlands, except such Governmental Authorizations that have been duly obtained and which are in full force and effect and copies of which have been furnished to the Underwriters;

(vi)           The statements in the Pricing Prospectus and the Prospectus under “Limitations on Enforcement of U.S. Laws Against Deutsche Telekom, Finance, Their Management and Others” to the extent that a judgment by a U.S. court cannot be enforced in the Netherlands, and “Taxation—Netherlands Tax Considerations” to the extent such statements relate to matters of Dutch law or regulation or to the provisions of documents therein described, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

(vii)           Insofar as matters of Dutch law are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

(viii)           No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the Netherlands or to any political subdivision or taxing authority thereof or therein in connection with (A) issuance, sale and delivery by the Company or Telekom as the case may be of the Securities to or for the respective accounts of the Underwriters of the Securities or (B) the sale and delivery outside the Netherlands by the Underwriters of the Securities to the

initial purchasers thereof in the manner contemplated in the applicable Pricing Agreement and in the Underwriting Terms;

(ix)           The Company’s agreement to the choice of law provisions set forth in Section 15 hereof will be recognized by the courts of the Netherlands; the Company can sue and be sued in its own name under the laws of the Netherlands; the irrevocable submission of the Company to the exclusive jurisdiction of a New York Court, the waiver by the Company of any objection to the venue of a proceeding of a New York Court and the agreement of the Company that the Pricing Agreement and the Underwriting Terms shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding;

(x)           The indemnification and contribution provisions set forth in Section 9 hereof do not contravene public policy or the laws of the Netherlands; and

(xi)           All interest on the Designated Securities may under the current law and regulations applicable in the Netherlands be paid in the currency specified for payment in the Pricing Agreement that may be freely transferred out of the Netherlands; except as described in the Prospectus, such interest will not be subject to withholding or other taxes under the laws applicable in the Netherlands and is otherwise free of any other tax, withholding or deduction in the Netherlands and without the necessity of obtaining any Governmental Authorization in the Netherlands;

(d)           German Counsel for the Guarantor satisfactory to the Representatives shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

(i)           The Guarantor is a stock corporation (Aktiengesellschaft) validly existing under the law of the Federal Republic of Germany with corporate power to own its properties and to conduct its Business as described in the Prospectus as amended or supplemented and to enter into and perform its obligations under the Indentures, the Guarantee and the Pricing Agreement (including the Underwriting Terms) relating to the Designated Securities;

(ii)           The Pricing Agreement (including the Underwriting Terms) with respect to the Designated Securities has been duly authorized, executed and delivered by the Guarantor;

(iii)           The Finance Indenture has been duly authorized, executed and delivered by the Guarantor;

(iv)           The Guarantees or Designated Securities, as applicable, have been duly authorized, executed, and delivered by the Guarantor;

(v)           The issue and sale of the Securities and the performance by the Guarantor of its obligations under the Securities, the Guarantee, the Indentures, the Underwriting Terms and any Pricing Agreement, do not require any Governmental Authorization of or with any Governmental Authority in Germany, except such Governmental Authorizations that have been duly obtained and which are in full force and effect and copies of which have been furnished to the Underwriters;

(vi)           The statements in the Pricing Prospectus and the Prospectus under “Taxation—German Tax Considerations” insofar as such statements purport to summarize certain tax laws of the Federal Republic of Germany provide a fair summary of the principal German tax consequences of an investment in the Securities by private investors as of the Applicable Time, as of the date of the Prospectus and as of the Time of Delivery;

(vii)           Insofar as matters of German law are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by all necessary corporate action of the Guarantor; and the Registration Statement has been duly executed by the Guarantor;

(viii)           No stamp or other issuance or transfer taxes or duties (which terms, for the avoidance of doubt, do not include VAT) are payable by or on behalf of the Underwriters to the Federal Republic of Germany or to any political subdivision or taxing authority thereof or therein in connection with (A) the issuance, sale and delivery by the Company or Telekom as the case may be of the Securities to or for the respective accounts of the Underwriters of the Securities or (B) the sale and delivery outside the Federal Republic of Germany by the Underwriters of the Securities to the initial purchasers thereof in the manner contemplated in the applicable Pricing Agreement including the Underwriting Terms;

(ix)           The Guarantor’s agreement to the choice of law provisions set forth in Section 15 hereof will be recognized by the courts of the Federal Republic of Germany; the Guarantor can sue and be sued in its own name under the laws of the Federal Republic of Germany; the irrevocable submission of the Guarantor to the exclusive jurisdiction of a New York Court, and the waiver by the Guarantor of any objection to the venue of a proceeding of a New York Court are legal, valid and binding; service of process effected in the manner set forth in Section 15 hereof will be effective, insofar as the law of the Federal Republic of Germany is concerned, to confer valid personal jurisdiction over the Guarantor; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Guarantor under the Underwriting Terms would be enforceable against the Guarantor in the courts of the Federal Republic of Germany subject to certain exceptions reasonably acceptable to the Representatives;

(x)           The Guarantor is not entitled to any immunity on the basis of sovereignty or otherwise in respect of its obligations under the Pricing Agreement (including the Underwriting Terms) and could not successfully interpose any such immunity as a defense to any suit or action brought or maintained in respect of its obligations thereunder; and the waiver by the Guarantor of immunity to jurisdiction (including the waiver of sovereign immunity to which the Guarantor may become entitled subsequent to the date of the applicable Pricing Agreement) and immunity to pre-judgment attachment, post-judgment attachment and execution in any suit, action or proceeding against it arising out of or based on the Pricing Agreement including the Underwriting Terms, is a valid and binding obligation of the Guarantor under German law;

(xi)           The indemnification and contribution provisions set forth in Section 9 hereof do not contravene the public policy or laws of the Federal Republic of Germany, provided that a court of the Federal Republic of Germany may decline to permit an original action, or enforce a judgment of a court in the United States that is based solely on the U.S. securities laws;

(xii)           All interest on the Securities may under the current law and regulations applicable in the Federal Republic of Germany be paid in the currency specified for payment in the Pricing Agreement that may be freely transferred out of the Federal Republic of Germany; except as described in the Prospectus, such interest will not be subject to withholding or other taxes under the laws applicable in the Federal Republic of Germany;

(xiii)           No Governmental Authorization of or with any Governmental Authority in the Federal Republic of Germany is required to effect payments of principal, premium, if any, and interest on the Securities;

(e)           The In-house Legal Counsel of the Guarantor shall have furnished to the Representatives a written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the
                 Representatives, to the effect that:

(i)           The Guarantor has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable;

(ii)           Each Material Subsidiary of the Guarantor has been duly organized and is validly existing under the laws of its formation and has the corporate power to own, lease and operate its properties and conduct its Business, except insofar as the failure to have such power and authority does not have a material adverse effect of the Business or financial position of the Guarantor and its subsidiaries, taken as a whole;

(iii)           To the best of such counsel’s knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries is a party or of which any of their properties is the subject which, if determined adversely to the Guarantor or such subsidiary, would individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Guarantor and its subsidiaries taken as a whole; and, to such counsel’s knowledge, no such proceedings are threatened or contemplated by any Governmental Authority or threatened by others;

(iv)           The issue and sale of the Securities and the compliance by the Company or Guarantor, as applicable, with all of the provisions of the Securities, the Guarantees, the Indentures, the Underwriting Terms and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated:

                        (A) will not conflict with, or result in a violation of the provisions of, or constitute a default under, any material agreement or instrument to which the Guarantor or any of its Material Subsidiaries is a party or by which any of them is bound or to which any of their assets is subject, or any material license, permit or authorization held by or issued to the Guarantor or any of its Material Subsidiaries; and

                        (B) will not result in any violation of the Articles of Incorporation or other governing documents of the Guarantor or any of its Material Subsidiaries or any provision of law, judgment or decree of any
                                                          Governmental Authority having jurisdiction over the Guarantor or any of its Material Subsidiaries or any of their respective properties.

(v)           Except as otherwise disclosed in the Prospectus, the Guarantor and each of its Material Subsidiaries have all licenses, franchises, permits, authorizations, approvals, and orders from all Governmental Authorities, that are necessary to own or lease their properties and conduct their respective Businesses as described in the Prospectus, except for such licenses, franchises, permits, authorizations, orders and approvals the failure to obtain which will not have a material adverse effect on the financial condition or results of operations of the Guarantor and its subsidiaries taken as a whole;

(f)           U.S. Counsel for the Company and the Guarantor satisfactory to the Representatives shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

(i)           Assuming the Indentures have been duly authorized, executed and delivered by each of the Company and the Guarantor insofar as the laws of the Netherlands and the Federal Republic of Germany are concerned, the Indentures have been duly executed and delivered by the Company (in the case of the Finance Indenture only) and the Guarantor and qualified under the Trust Indenture Act and constitute valid, binding and enforceable obligations of each of the Company (in the case of the Finance Indenture only) and the Guarantor, subject to bankruptcy, insolvency, and similar laws affecting creditors’ rights generally, to general principles of equity and to judicial application of foreign laws or foreign governmental actions affecting creditors’ rights;

(ii)           Assuming the Designated Securities and the Guarantees have been duly authorized, executed, authenticated, issued and delivered by the Company and the Guarantor, as applicable, insofar as the laws of the Netherlands and the Federal Republic of Germany are concerned, the Designated Securities and the Guarantees have been duly executed and delivered by the Company and the Guarantor, as applicable, and (assuming due authentication of the Securities by the Trustee) are valid, binding and enforceable obligations of the Issuer and the Guarantor, respectively, subject to bankruptcy, insolvency, and similar laws affecting creditors’ rights generally, to general principles of equity and to judicial application of foreign laws or foreign governmental actions affecting creditors’ rights;

(iii)           The issuance and sale of the Designated Securities to the Underwriters pursuant to the Pricing Agreement (including the Underwriting Terms) do not, and the performance by the Company and the Guarantor, as applicable, of their respective obligations in the Pricing Agreement (including the Underwriting Terms), the Indenture, the Designated Securities and the Guarantees will not require any Governmental Authorization with any governmental authority of the United States or the State of New York that in such counsel’s experience normally would be applicable to general business entities with respect to such issuance, sale or performance, except such as have been obtained or effected under the Act, the Exchange Act and the Trust Indenture Act (such counsel need express no opinion relating to any state securities or Blue Sky Laws);

(iv)            The statements set forth in the Pricing Prospectus (as supplemented by the final term sheet prepared and filed pursuant to Section 5(a) hereof) and Prospectus under the headings “Description of the Debt Securities and Guarantees We May Offer” and “Description of Notes”, insofar as they purport to summarize certain provisions of the Indentures, the Securities, the Guarantee, and the Designated Securities provide a fair summary of such provisions; and the statements made in the Pricing Prospectus and the Prospectus under the heading “Taxation – United States Federal Income Tax Considerations”, insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of an investment in such Designated Securities;

(v)            No registration of the Issuer or the Guarantor under the Investment Company Act is required for the offer and sale of the Securities by the Issuer in the manner contemplated by the Pricing Agreement including the Underwriting Terms and the Prospectus;

(vi)            Under the laws of the State of New York relating to submission to jurisdiction, each of the Company and the Guarantor has, pursuant to Section 15 of the Underwriting Terms, validly and irrevocably submitted to the personal jurisdiction of any New York state or U.S. federal court located in the Borough of Manhattan, The City of New York, New York (each a “New York Court”) to the fullest extent permitted by law, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose described in Section 15 hereof; and service of process effected on such agent in the manner set forth in Section 15 hereof will be effective to confer valid personal jurisdiction over each of the Company and the Guarantor;

(vii)           The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules and other financial and statistical data and management’s report on the effectiveness of internal control over financial reporting therein, as to which such counsel need express no view), when they were so filed with the Commission, appeared on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and

(viii)            The Registration Statement (excluding the documents incorporated by reference therein and any related Form T-1 filing and other than the financial statements and schedules and other financial and statistical data and management’s report on the effectiveness of internal control over financial reporting therein, as to which such counsel need express no view), at the time it became effective and the Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus or the Prospectus or the documents incorporated by reference in each of them, except for those referred to in subsection (iv) of this Section 8(f), no information has come to their attention that caused them to believe (i) that the Registration Statement (excluding any related Form T-1 filing and other than the financial statements and schedules and other financial and statistical data and management’s report on the effectiveness of internal control over financial reporting therein, as to which such counsel need express no view), as of its most recent effective date determined pursuant to Rule 430B(f)(2) under the Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) that the Pricing Disclosure Package (other than the financial statements and schedules and other financial and statistical data and management’s report on the effectiveness of internal control over financial reporting therein, as to which such counsel need express no view), as of the Applicable Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) that, as of its date and as of the Time of Delivery, the Prospectus contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement, the Basic Prospectus or the Prospectus that are not filed or described as required;

(g)           On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to the Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants of the Guarantor who have certified the consolidated financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter dated the date of the Pricing Agreement and a letter dated such Time of Delivery, respectively, in form and substance satisfactory to the Representatives and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

(h)           Since the date of the latest audited financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Pricing Prospectus and since the respective dates as of which information is given in the Pricing Prospectus relating to the Designated Securities there shall not have been any material adverse change or any development involving a prospective material adverse change in or affecting the financial position, shareholders’ equity, results of operations or financial position of the Guarantor and its subsidiaries taken as a whole otherwise than as set forth or contemplated in the Pricing Prospectus relating to the Designated Securities, the effect of which, is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus relating to the Designated Securities;

The Representatives shall enter into consultations with the Guarantor by telephone with respect to any determination pursuant to the paragraph.  Such consultation shall take place among one senior representative of each of the Representatives and one senior representative of the Guarantor.  The senior representatives of the Representatives will explain the basis for their determination in depth and the senior representative of the Guarantor will relay the views of the Company and the Guarantor to the Representatives.  If no such consultation takes place within a time period as reasonably determined by the Representatives to be appropriate, despite the best efforts of the Representatives to reach the senior representatives of the Guarantor, or if no consensus can be reached during that period, the Representatives may, by way of unanimous resolution with the Representatives and in the name of the Underwriters, effect the termination of the obligations of the Underwriters.

(i)           On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the debt securities or preferred stock of the Company or the Guarantor by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities or preferred stock of the Company or the Guarantor;

(j)           On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in the Guarantor’s securities on the New York Stock Exchange, the Frankfurt Stock Exchange or (if the Designated Securities are to be listed on the Luxembourg Stock Exchange) in the Company’s securities on the Luxembourg Stock Exchange; or (ii) any material adverse change in national or international financial, political, industrial or economic conditions which, in each case in the judgment of the Representatives would materially and adversely affect the financial markets or the market for the Securities and other debt securities.

The Representatives shall enter into consultations with the Guarantor by telephone with respect to any determination pursuant to (i) and (ii) above.  Such consultation shall take place among one senior representative of each of the Representatives and one senior representative of the Guarantor.  The senior representatives of the Representatives will explain the basis for their determination in depth and the senior representative of the Guarantor will relay the views of the Company and the Guarantor to the Representatives.  If no such consultation takes place within a time period as reasonably determined by the Representatives to be appropriate, despite the best efforts of the Representatives to reach the senior representatives of the Guarantor, or if no consensus can be reached during that period, the Representatives may, by way of unanimous resolution with the Representatives and in the name of the Underwriters, effect the termination of the obligations of the Underwriters.

(k)           The Company and the Guarantor shall each have complied with the provisions of Section 5(d) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the applicable Pricing Agreement; and

(l)           The Company and the Guarantor shall each have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates signed by officers of the Company or the Guarantor, as the case may be, satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantor of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (j) of this Section and as to such other matters as the Representatives may reasonably request.

9.

(a)           Each of the Company and the Guarantor will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act (provided, however that any free writing prospectus containing such issuer information prepared by an Underwriter must be a free writing prospectus permitted by these Underwriting Terms), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Guarantor shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter of Designated Securities through the Representatives expressly for use therein.

(b)           Each Underwriter will indemnify and hold harmless each of the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, any amendment or supplement thereto, or any Issuer Free Writing Prospectus permitted by these Underwriting Terms, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by the Company or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)           Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)           If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company or Telekom as the case may be, bear to the total underwriting discounts and commissions received by such Underwriters, in each case as set forth on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

(e)           The obligations of the Company and the Guarantor under this Section 9 shall be in addition to any liability which the Company or the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any non-U.S. Underwriter that offers and sells Designated Securities in the United States as part of the distribution thereof; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Guarantor or the Company), to each officer and director of the Guarantor, to the duly authorized representative of the Company and the Guarantor in the United States, and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

10.

(a)           If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein.  If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company or Telekom as the case may be, shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms.  In the event that, within the respective prescribed period, the Representatives notify the Company or Telekom as the case may be, that they have so arranged for the purchase of such Designated Securities, or the Company or Telekom as the case may be, notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company or Telekom as the case may be, shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company and the Guarantor agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary.  The term “Underwriter” as used in the Underwriting Terms shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

(b)           If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company or Telekom as the case may be, as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company or Telekom as the case may be, shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)           If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company or Telekom as the case may be,  as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company or Telekom as the case may be, shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Guarantor, except for the expenses to be borne by the Company or Telekom as the case may be, and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.     The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantor and the several Underwriters, as set forth in the Underwriting Terms or made by or on behalf of them, respectively, pursuant to the Underwriting Terms, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Guarantor, or any officer or director or controlling person of the Company or the Guarantor, and shall survive delivery of and payment for the Securities.

12.     If any Pricing Agreement shall be terminated pursuant to Section 10 hereof, the Company and the Guarantor shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 7 and 9 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company or Telekom, as the case may be, as provided herein, the Company or Telekom, as the case may be, will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company and the Guarantor shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 7 and 9 hereof.

13.     In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or the Guarantor shall be delivered or sent to the Guarantor by mail, telex or facsimile transmission to the address of the Guarantor set forth in the Registration Statement: Attention: [______]; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or Telekom, as the case may be, by the Representatives upon request.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14. The Underwriting Terms and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantor and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and the Guarantor, the duly authorized representative of the Company and the Guarantor in the United States, and each person who controls the Company or the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of the Underwriting Terms or any such Pricing Agreement.  No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Each of the Company and the Guarantor irrevocably (i) agrees that any legal suit, action or proceeding against the Company or the Guarantor brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon the Underwriting Terms or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.  The Company and the Guarantor each irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on the Pricing Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any competent court in the Netherlands or the Federal Republic of Germany.  The Company and the Guarantor have each appointed Deutsche Telekom Inc., 14 Wall Street, Suite 6B, New York, New York 10005, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on the Underwriting Terms or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto.  Such appointment shall be irrevocable.  Each of the Company and the Guarantor represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid.  Service of process upon the Authorized Agent and written notice of such service to the Company or the Guarantor shall be deemed, in every respect, effective service of process upon the Company or the Guarantor, as applicable.

16. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company and the Guarantor will jointly and severally indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of judgment currency actually received by such Underwriter.  The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.  The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

17. Time shall be of the essence of each Pricing Agreement.  As used herein, “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

18. The Underwriting Terms and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19. The Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

Form of Pricing Agreement

[Date]

[Name of Representatives]
[Address]

Ladies and Gentlemen:

Deutsche Telekom International Finance B.V., a private company with limited liability incorporated under the laws of the Netherlands (the “Company”) and Deutsche Telekom AG, a stock corporation organized under the laws of the Federal Republic of Germany (“Telekom” or the  “Guarantor”) propose, subject to the terms and conditions stated herein and in the Underwriting Terms attached as Annex 1 hereto (the “Underwriting Terms”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities”).  Each of the provisions of the Underwriting Terms is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions had been set forth in full herein.  Each reference to the Representatives herein and in the provisions of the Underwriting Terms so incorporated by reference shall be deemed to refer to you.  Unless otherwise defined herein, terms defined in the Underwriting Terms are used herein as therein defined.  The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 13 of the Underwriting Terms and the address of the Representatives referred to in such Section 13 are set forth at the end of Schedule II hereto.  Schedule III(a) hereto shall list each Issuer Free Writing Prospectus agreed pursuant to Section 6(a)(i) of the Underwriting Terms, Schedule III(b) hereto shall list any additional documents incorporated by reference that were filed with the Commission subsequent to the Commission’s close of business on the business day immediately prior to the date of the execution of this Pricing Agreement.  Schedule IV hereto shall list the selling restrictions applicable to the distribution and sale of the Designated Securities.  Schedule V shall list all documents that the Company, Guarantor and the Representatives agree are to be included in the Pricing Disclosure Package.  The final term sheets prepared in accordance with Section 5(a) of the Underwriting Terms shall be attached hereto as Schedule VI.

For purposed of this Pricing Agreement and the Underwriting Terms, the “Applicable Time” is [____] (New York City time)  on the date of this Pricing Agreement.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Terms incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

The Company and the Guarantor acknowledge and agree that in connection with this offering of the Designated Securities or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the Company, the Guarantor and any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to either the Company or  the Guarantor, including without limitation, with respect to the determination of the public offering price of the Designated Securities, and such relationship between the Company, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Company or the Guarantor shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Company and the Guarantor.  The Company and the Guarantor hereby waive any claims that the Company or the Guarantor may have against the Underwriters with respect to any breach of fiduciary duty in connection with the offering of the Designated Securities.

If the foregoing is in accordance with your understanding, please sign and return to us [____] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Terms incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company and the Guarantor.  It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

Very truly yours,

Deutsche Telekom International Finance B.V.

By:
Name: Title:

By:
Name: Title:

Deutsche Telekom AG

By:
Name: Title:

By:
Name: Title:

Accepted as of the date hereof:

[Name of Representative]

By:
Name:
Title:

[Name of Representative]

By:
Name:
Title:

[Name of Representative]

[On its own behalf and on behalf of the co-managers listed in Schedule I]

By:
Name:
Title:

SCHEDULE I

Underwriter	Principal Amount of Designated Securities to be Purchased

[Names of Underwriters]
Total

SCHEDULE II

Issuer: [_______________________]

Title of Designated Securities:

[________________________]

Aggregate principal amount:

[________________________]

Public offering price:

[________________________]

[plus accrued interest, if any, from [________________] if closing occurs after that date.]

Purchase Price by Underwriters:

[________________________]

Underwriters’ Expenses payable by the Company or Guarantor:

None

Form of Designated Securities:

Book-entry form only, represented by one or more global securities deposited with The Depository Trust Company (“DTC”) or its designated custodian, to be made available for verification by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

Specified funds for payment of purchase price:

Immediately available funds

Time of Delivery:

[_______________________]

Listing:

[_______________________]

Indenture:

Indenture dated July 6, 2000, as amended and supplemented by the first supplemental indenture, dated November 9, 2007, among Finance, Telekom, as guarantor, Deutsche Bank Trust Company Americas, as successor trustee, Citibank, N.A. and Citibank N.A., London Branch, as predecessor trustee

Maturity:

[_______________________]

Interest Rate:

[_______________________]

Interest Payment Dates:

[_______________________]

Additional Amounts:

[Payable upon the occurrence of certain events relating to changes in tax law.]

Further Issues:

[Additional notes may be issued with terms (other than the issuance date, public offering price, and, possibly, the first interest payment date) identical to any tranche of the Designated Securities.]

Redemption Provisions:

[_______________________]

For all Designated Securities, optional tax redemption at par.

Restriction on Refunding:

None

Sinking Fund Provisions:

No sinking fund provisions

Extendable Provisions:

None

[Terms of the Guarantee:]

[Unconditionally guaranteed as to payment of principal and interest by the Guarantor.]

Defeasance provisions:

Yes, pursuant to Section 403 of the Indenture

Closing location for delivery of Designated Securities:

New York, New York

Additional Closing Conditions:

None

Names and addresses of Representatives for designated notices, etc.:

Designated Representatives: [__________________________]

Addresses for Notices, etc.:

[Contact details]

Other Terms:

None

SCHEDULE III

(a) Issuer Free Writing Prospectuses agreed pursuant to Section 6(a)(i) of the Underwriting Terms:

[_______________________]

(b) Additional documents incorporated by reference:

[_______________________]

SCHEDULE IV

Selling Restrictions:

Each underwriter has represented, warranted and agreed that:

[_______________________]

SCHEDULE V

Pricing Disclosure Package:

[_______________________]

SCHEDULE VI

Filed Pursuant to Rule 433
Registration No.: 333-____
[Date]
Form of Final Term Sheet

Issuer:	[_______________________]

[Guarantor:	Deutsche Telekom AG	]

[Guarantor] Ratings[1]:	[_______________________]

Principal Amount:	[_______________________]

Security Type:	Senior Notes

Legal Format:	SEC Registered

Settlement Date:	[_______________________]

Maturity Date:	[_______________________]

Public Offering Price:	[_______________________]

Coupon:	[_______________________]

Benchmark Treasury:	[_______________________]

Treasury Spot:	[_______________________]

Re-offer Yield:	[_______________________]

Interest Payment Dates:	[_______________________]

Day Count Convention:	[_______________________]

Redemption:	[_______________________]

Defeasance:	Yes, as described in the base prospectus

Denominations:	[_______________________]

CUSIP:	[_______________________]

ISIN:	[_______________________]

[Bookrunners:]	[_______________________]

[Co-managers:]	[_______________________]

The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering.  Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC for more complete information about the issuer and the offering.  You may get these documents for free by searching the SEC online database (EDGAR®) at www.sec.gov.  Alternatively, you may obtain a copy of the prospectus from [_______________] by calling 1-800-[_______].

1 A security rating is not a recommendation to buy, sell or hold securities.  Ratings are subject to revision or withdrawal at any time by the assigning rating organization.  Each rating should be evaluated independently of any other rating.